UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2010

TBS INTERNATIONAL PLC

(Exact name of Registrant as Specified in its Charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Arthur Cox Building

Earlsfort Terrace

Dublin 2, Ireland

(Address of principal executive offices)

+1 353(0) 1 618 0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 15, 2010, TBS International plc (the “Company”) announced that it and certain of its subsidiaries had entered into forbearance agreements with its lender groups providing that the lenders under its financing facilities would forbear, for the period November 14, 2010 through December 29, 2010, from exercising their rights and remedies which arose from the Company’s failure to make principal payments when due.

On December 27, 2010, the Company announced that it and its various lender groups had entered into extensions of the forbearance agreements (the “Extended Forbearance Agreements”) extending the forbearance period until January 31, 2011 (the “Forbearance Period”).  Pursuant to the Extended Forbearance Agreements, the requisite lenders under the Company’s financing facilities have agreed to forbear during the Forbearance Period from exercising their rights and remedies which arise from the Company’s failure to make principal payments when due.  The Company also announced that it will not make principal payments due on its financing facilities during the Forbearance Period.  Pursuant to the Extended Forbearance Agreements, the minimum cash liquidity covenant applicable during the forbearance period requires the Company’s cash balance, as of the last business day of any week or its weekly average, to be at least $15.0 million.

The Extended Forbearance Agreements, which became effective on December 27, 2010, are listed below, attached hereto as Exhibits 10.1 to 10.12 and incorporated herein by reference:

•                  Amendment No. 2 to the Forbearance Agreement with respect to the Amended and Restated Credit Agreement, dated as of March 26, 2008, as amended, among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.  (Exhibit 10.1).

•                  Letter Agreement with respect to Loan Agreement dated 29 March 2007, as amended by a side letter dated 24 July 2007, a supplemental letter agreement dated 26 March 2008, a supplemental agreement dated 27 March 2009, a side letter dated 27 May 2009, a side letter dated 3 September 2009, a side letter dated 31 December 2009, a supplemental agreement dated 7 January 2010, a side letter dated 28 February 2010, a side letter dated 31 March 2010, an amending and restating agreement dated 6 May 2010 and a supplemental letter agreement dated 16 August 2010, each made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., as joint and several Borrowers, the banks and financial institutions listed therein as Lenders, the Royal Bank of Scotland plc, as Mandated Lead Arranger, and the Royal Bank of Scotland plc, as Bookrunner, Agent, Security Trustee and Swap Bank.  (Exhibit 10.2).

•                  Letter Agreement with respect to Facility Agreement dated 29 March 2007, as amended from time to time, and made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp. as joint and several Obligors, The Royal Bank of Scotland plc, as Issuer relating to a guarantee facility.  (Exhibit 10.3).

•                  Letter Agreement with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, the parties named therein as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee.  (Exhibit 10.4).

•                  Letter Agreement with respect to Specified Events of Default under that certain Loan Agreement dated February 29, 2008 by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto, as amended.  (Exhibit 10.5).

•                  Forbearance of Events of Default under Credit Suisse AG Facility and the Master Agreement dated December 7, 2007. (Exhibit 10.6).

•                  Letter Agreement with respect to Events of Default under Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG and Facility dated as of June 19, 2008. (Exhibit 10.7).

•                  Forbearance and Waiver of Events of Default with respect to Loan Agreement dated 28 May 2008 made between Dyker Maritime Corp., as Borrower, and Commerzbank AG, as Lender.  (Exhibit 10.8).

•                  Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.9).

•                  Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.10).

•                  Forbearance Agreement with respect to (a) certain extensions of credit made pursuant to the Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended), among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.  (Exhibit 10.11).

•                  Letter Agreement with respect to ISDA Master Agreement dated as of 29 March 2009, as amended, made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., acting jointly and severally, and The Royal Bank of Scotland plc.  (Exhibit 10.12).

Item 7.01.  Regulation FD

TBS International plc issued a press release announcing the Forbearance Agreements. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1

Amendment No. 2 to the Forbearance Agreement with respect to the Amended and Restated Credit Agreement, dated as of March 26, 2008, as amended, among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager. (Exhibit 10.1).

10.2

Letter Agreement with respect to Loan Agreement dated 29 March 2007, as amended by a side letter dated 24 July 2007, a supplemental letter agreement dated 26 March 2008, a supplemental agreement dated 27 March 2009, a side letter dated 27 May 2009, a side letter dated 3 September 2009, a side letter dated 31 December 2009, a supplemental agreement dated 7 January 2010, a side letter dated 28 February 2010, a side letter dated 31 March 2010, an amending and restating agreement dated 6 May 2010 and a supplemental letter agreement dated 16 August 2010, each made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., as joint and several Borrowers, the banks and financial institutions listed therein as Lenders, the Royal Bank of Scotland plc, as Mandated Lead Arranger, and the Royal Bank of Scotland plc, as Bookrunner, Agent, Security Trustee and Swap Bank.  (Exhibit 10.2).

10.3

Letter Agreement with respect to Facility Agreement dated 29 March 2007, as amended from time to time, and made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp. as joint and several Obligors, The Royal Bank of Scotland plc, as Issuer relating to a guarantee facility.  (Exhibit 10.3).

10.4

Letter Agreement with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, the parties named therein as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee.  (Exhibit 10.4).

10.5

Letter Agreement with respect to Specified Events of Default under that certain Loan Agreement dated February 29, 2008 by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto, as amended.  (Exhibit 10.5).

10.6	Forbearance of Events of Default under Credit Suisse AG Facility and the Master Agreement dated December 7, 2007. (Exhibit 10.6).

10.7	Letter Agreement with respect to Events of Default under Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG and Facility dated as of June 19, 2008. (Exhibit 10.7).

10.8	Forbearance and Waiver of Events of Default with respect to Loan Agreement dated 28 May 2008 made between Dyker Maritime Corp., as Borrower, and Commerzbank AG, as Lender. (Exhibit 10.8).

10.9

Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.9).

10.10

Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.10).

10.11

Forbearance Agreement with respect to (a) certain extensions of credit made pursuant to the Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended), among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.  (Exhibit 10.11).

10.12

Letter Agreement with respect to ISDA Master Agreement dated as of 29 March 2009, as amended, made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., acting jointly and severally, and The Royal Bank of Scotland plc. (Exhibit 10.12).

99.1	Press Release, dated December 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: December 27, 2010	By:	/s/ Ferdinand V. Lepere
		Name:	Ferdinand V. Lepere
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment No. 2 to the Forbearance Agreement with respect to the Amended and Restated Credit Agreement, dated as of March 26, 2008, as amended, among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager. (Exhibit 10.1).

10.2

Letter Agreement with respect to Loan Agreement dated 29 March 2007, as amended by a side letter dated 24 July 2007, a supplemental letter agreement dated 26 March 2008, a supplemental agreement dated 27 March 2009, a side letter dated 27 May 2009, a side letter dated 3 September 2009, a side letter dated 31 December 2009, a supplemental agreement dated 7 January 2010, a side letter dated 28 February 2010, a side letter dated 31 March 2010, an amending and restating agreement dated 6 May 2010 and a supplemental letter agreement dated 16 August 2010, each made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., as joint and several Borrowers, the banks and financial institutions listed therein as Lenders, the Royal Bank of Scotland plc, as Mandated Lead Arranger, and the Royal Bank of Scotland plc, as Bookrunner, Agent, Security Trustee and Swap Bank.  (Exhibit 10.2).

10.3

Letter Agreement with respect to Facility Agreement dated 29 March 2007, as amended from time to time, and made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp. as joint and several Obligors, The Royal Bank of Scotland plc, as Issuer relating to a guarantee facility.  (Exhibit 10.3).

10.4

Letter Agreement with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, the parties named therein as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee.  (Exhibit 10.4).

10.5

Letter Agreement with respect to Specified Events of Default under that certain Loan Agreement dated February 29, 2008 by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto, as amended.  (Exhibit 10.5).

10.6	Forbearance of Events of Default under Credit Suisse AG Facility and the Master Agreement dated December 7, 2007. (Exhibit 10.6).

10.7	Letter Agreement with respect to Events of Default under Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG and Facility dated as of June 19, 2008. (Exhibit 10.7).

10.8	Forbearance and Waiver of Events of Default with respect to Loan Agreement dated 28 May 2008 made between Dyker Maritime Corp., as Borrower, and Commerzbank AG, as Lender. (Exhibit 10.8).

10.9

Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.9).

10.10

Letter Agreement with respect to Bareboat Charter Party dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.  (Exhibit 10.10).

10.11

Forbearance Agreement with respect to (a) certain extensions of credit made pursuant to the Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended), among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers, TBS International plc and TBS International Limited, as guarantors, TBS Shipping Services Inc., as Administrative Borrower, each of the financial institutions party thereto as lenders, Bank of America, N.A., as Administrative Agent, Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager and (b) certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement dated as of June 28, 2005 among the Borrowers, TBS International Limited and Bank of America, N.A.  (Exhibit 10.11).

10.12

Letter Agreement with respect to ISDA Master Agreement dated as of 29 March 2009, as amended, made between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp. and Sunswyck Maritime Corp., acting jointly and severally, and The Royal Bank of Scotland plc. (Exhibit 10.12).

99.1	Press Release, dated December 27, 2010.